UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Annual Report
March 31, 2006


Merrill Lynch
Global Technology Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Global Technology Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of March 31, 2006


                                               Percent of
                                                 Total
Geographic Allocation                         Investments



United States                                     68.2%
Finland                                            3.7
South Korea                                        2.5
Canada                                             2.0
France                                             1.9
Germany                                            1.6
India                                              1.5
Taiwan                                             0.6
Singapore                                          0.4
Bermuda                                            0.3
Other*                                            17.3

 * Includes portfolio holdings in short-term investments.



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

EMC Corp.                                          4.9%
Cisco Systems, Inc.                                4.8
Yahoo!, Inc.                                       4.8
Nokia Oyj                                          4.3
Microsoft Corp.                                    4.0
Linear Technology Corp.                            4.0
eBay, Inc.                                         3.7
Paychex, Inc.                                      3.5
Sirius Satellite Radio, Inc.                       3.4
Intel Corp.                                        3.4



                                               Percent of
                                                 Total
Industry Representation                       Investments

Communications Equipment                          15.6%
Software                                          15.0
Semiconductors & Semiconductor Equipment          13.3
Computers & Peripherals                           11.0
IT Services                                        9.4
Internet Software & Services                       6.5
Media                                              4.0
Internet & Catalog Retail                          3.1
Electronic Equipment & Instruments                 3.0
Specialty Retail                                   0.7
Pharmaceuticals                                    0.6
Household Durables                                 0.5
Other*                                            17.3

 * Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



A Discussion With Your Fund's Portfolio Managers


We believe the rally in tech shares since the end of the bear market in 2002 has led to many of the largest tech companies now being fairly valued given their growth prospects. Going forward, outperformance in technology should be driven by those companies on the leading edge of innovation.


How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended March 31, 2006, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares returned +18.00%, +16.97%, +17.02%, +18.29% and +17.79%, respectively. Fund results exceeded the +11.73% return of the broad market, as represented by the Standard & Poor's 500 (S&P 500) Index, but trailed the +24.31% average return of the Lipper Science & Technology Funds category for the 12-month period. (Funds in this Lipper category invest primarily in science and technology stocks.) The Fund also slightly underperformed its composite benchmark, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index, which returned +18.57% for the 12-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

It was a strong year for technology stocks, as several end markets, including personal computers (PCs) and wireless handsets, turned in solid unit growth. Despite the strong growth in PCs, much of the PC food chain continued to suffer from pricing pressure and competition, and bellwethers such as Intel Corp. and Dell, Inc. saw their stocks decline as their competitive positions were challenged. In handsets, the Fund benefited from an overweight position in resurgent Nokia Oyj, which regained market share during the year and saw its stock advance as a result. The Fund also benefited from an overweight in shares of F5 Networks, Inc., a mid cap maker of Internet infrastructure equipment that has been firing on all cylinders.

The Fund's relative results benefited from its positions in a number of IT services names, particularly during the December to March timeframe. Strong performers for the Fund included Alliance Data Systems Corp. and Paychex, Inc.

The Fund also had success with several smaller companies during the year, including Rackable Systems, Inc., a maker of customized server hardware; JAMDAT Mobile Inc., a maker of handset entertainment software that was acquired by Electronic Arts, Inc.; and Digital River, Inc., a company whose technology enables software to be sold via download. Overall, however, we generally maintained a larger cap bias during the period, and this detracted from performance somewhat, particularly relative to the Fund's Lipper peers. Much of the Fund's Lipper group owns smaller-capitalization companies, which outperformed over the past year.


What changes were made to the portfolio during the period?

The most notable change during the period was the increase to our position in IT services, a move that paid off as detailed above. We also increased the Fund's software holdings during the period, establishing new positions in SAP AG, TIBCO Software, Inc. and Electronic Arts.

Another significant move made over the last 12 months was a reduction in the Fund's holdings in the semiconductor sector - both semiconductor devices and manufacturing equipment. We believe that semiconductor shipments have been running ahead of end market demand for several months now, and in the seasonally-soft June quarter there is a risk of an inventory correction. Semiconductor positions eliminated during the period included Intersil Corp., Form Factor, Inc. and United Microelectronics Corp. During the year, we also reduced the Fund's overall holdings in the Internet sector, more as a result of our changed opinions on individual names than as a sub-sector call. In general, we are very encouraged by the growth prospects for several Internet franchises. Among the positions eliminated were IAC/Interactive Corp. and RealNetworks, Inc.


How would you characterize the Fund's position at the close of the period?

As of March 31, 2006, our largest sector weights in absolute terms were communications equipment at 18.3% of net assets, software at 17.5%, semiconductors & semiconductor equipment at 15.5%, computers & peripherals at 12.9%, Internet software & services at 11.2% and IT services at 11.1%. Cash and cash equivalents accounted for approximately 3% of net assets. The Fund had net assets of approximately $289.8 million.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



We are optimistic about the Fund's positioning at the end of the period, and encouraged in our outlook for the coming fiscal year, because we hold portfolio positions that are leveraged to the most exciting growth opportunities within technology. These opportunities are being created by game-changing technologies that significantly improve upon the way we do things. Increasing revenue pools for companies participating in this trend should ultimately translate to increased market values for their stocks, often at the expense of incumbent companies that were poorly positioned for the shift. As part of this positioning, the Fund has investments in Sirius Satellite Radio, Inc. and XM Satellite Radio Holdings, Inc., the two pioneers changing the way we listen to music, sports and news.

Nowhere else is the advance of game-changing technologies more apparent than the Internet. eBay, Inc., for example, has enabled a change in the way millions of people shop - not only for collectibles but for everyday merchandise - and the way hundreds of thousands of people sell these goods. eBay's PayPal division, likewise, has revolutionized the way consumers pay for purchases and the way merchants collect payments. Yahoo!, Inc. is at the center of a change in the way we find information, news and people and, therefore, a change in the way advertisers connect with us. We believe we are still in the early stages of advertising revenue and market value moving from traditional advertising platforms to the Internet search industry. In addition to the Fund's substantial position in Cisco Systems, Inc., we also have investments in Juniper Networks, Inc., Netgear, Inc. and Sierra Wireless Inc., companies that make equipment to transmit Internet data. These companies are particular beneficiaries of the content delivery revolution that is currently moving the Internet beyond the simple transmission of e-mail and web pages. We are rapidly approaching a time when we will have access to movies, music and literally all information we want, where and when we want it. This change will continue to drive the need for more spending on communications equipment.

In summary, many technology end markets are delivering solid growth, and valuations in the space are quite reasonable, with some stocks looking very attractive. Technology-driven change is all around us, and we will continue to make investments in companies that are leveraged to this change and can benefit as a result. We thank you for your support and look forward to serving you in the months and years ahead.


Robert Zidar
Vice President and Co-Portfolio Manager


Dominic Vignola
Vice President and Co-Portfolio Manager


April 11, 2006



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.



Recent Performance Results
                                                               6-Month            12-Month      Since Inception
As of March 31, 2006                                         Total Return       Total Return      Total Return
ML Global Technology Fund, Inc.--Class A Shares*                +8.98%             +18.00%           -16.08%
ML Global Technology Fund, Inc.--Class B Shares*                +8.51              +16.97            -21.21
ML Global Technology Fund, Inc.--Class C Shares*                +8.38              +17.02            -21.41
ML Global Technology Fund, Inc.--Class I Shares*                +9.09              +18.29            -14.43
ML Global Technology Fund, Inc.--Class R Shares*                +8.84              +17.79            -16.86
S&P 500 (R) Index**                                             +6.38              +11.73            +28.77

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 6/26/98.

** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/26/98.

   S&P 500 is a trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class A Shares*

Date                                     Value

6/26/1998**                            $ 9,475.00
March 1999                             $12,848.00
March 2000                             $28,122.00
March 2001                             $ 9,595.00
March 2002                             $ 7,814.00
March 2003                             $ 4,616.00
March 2004                             $ 7,550.00
March 2005                             $ 6,739.00
March 2006                             $ 7,951.00


ML Global Technology Fund, Inc.++
Class B Shares*

Date                                     Value

6/26/1998**                            $10,000.00
March 1999                             $13,480.00
March 2000                             $29,280.00
March 2001                             $ 9,909.00
March 2002                             $ 8,013.00
March 2003                             $ 4,686.00
March 2004                             $ 7,601.00
March 2005                             $ 6,736.00
March 2006                             $ 7,879.00


ML Global Technology Fund, Inc.++
Class C Shares*

Date                                     Value

6/26/1998**                            $10,000.00
March 1999                             $13,480.00
March 2000                             $29,280.00
March 2001                             $ 9,909.00
March 2002                             $ 8,003.00
March 2003                             $ 4,686.00
March 2004                             $ 7,591.00
March 2005                             $ 6,716.00
March 2006                             $ 7,859.00


ML Global Technology Fund, Inc.++
Class I Shares*

Date                                     Value

6/26/1998**                            $10,000.00
March 1999                             $13,590.00
March 2000                             $29,810.00
March 2001                             $10,189.00
March 2002                             $ 8,329.00
March 2003                             $ 4,929.00
March 2004                             $ 8,081.00
March 2005                             $ 7,234.00
March 2006                             $ 8,557.00


ML Global Technology Fund, Inc.++
Class R Shares*

Date                                     Value

6/26/1998**                            $10,000.00
March 1999                             $13,538.00
March 2000                             $29,550.00
March 2001                             $10,048.00
March 2002                             $ 8,172.00
March 2003                             $ 4,822.00
March 2004                             $ 7,934.00
March 2005                             $ 7,058.00
March 2006                             $ 8,314.00


Standard & Poor's 500 Index++++

Date                                     Value

6/26/1998**                            $10,000.00
March 1999                             $11,475.00
March 2000                             $13,534.00
March 2001                             $10,600.00
March 2002                             $10,626.00
March 2003                             $ 7,995.00
March 2004                             $10,802.00
March 2005                             $11,525.00
March 2006                             $12,877.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not predictive of future results.




Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/06                   +18.00%          +11.80%
Five Years Ended 3/31/06                 - 3.69           - 4.72
Inception (6/26/98)
through 3/31/06                          - 2.23           - 2.91



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 3/31/06                   +16.97%           +12.97%
Five Years Ended 3/31/06                 - 4.48            - 4.86
Inception (6/26/98)
through 3/31/06                          - 3.02            - 3.02



                                         Return            Return
                                      Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 3/31/06                   +17.02%           +16.02%
Five Years Ended 3/31/06                 - 4.53            - 4.53
Inception (6/26/98)
through 3/31/06                          - 3.06            - 3.06



Class I Shares                                             Return

One Year Ended 3/31/06                                     +18.29%
Five Years Ended 3/31/06                                   - 3.43
Inception (6/26/98) through 3/31/06                        - 1.99



Class R Shares                                             Return

One Year Ended 3/31/06                                     +17.79%
Five Years Ended 3/31/06                                   - 3.72
Inception (6/26/98) through 3/31/06                        - 2.35


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value    October 1, 2005 to
                                                              October 1,        March 31,          March 31,
                                                                 2005              2006               2006
Actual

Class A                                                         $1,000          $1,089.80            $ 9.01
Class B                                                         $1,000          $1,085.10            $13.36
Class C                                                         $1,000          $1,083.80            $13.56
Class I                                                         $1,000          $1,090.90            $ 7.72
Class R                                                         $1,000          $1,088.40            $10.26

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,016.27            $ 8.70
Class B                                                         $1,000          $1,012.09            $12.89
Class C                                                         $1,000          $1,011.89            $13.09
Class I                                                         $1,000          $1,017.52            $ 7.44
Class R                                                         $1,000          $1,015.08            $ 9.90

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.73% for Class A, 2.57% for Class B, 2.61% for Class C, 1.48% for Class I and 1.97% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
Industry              Common Stocks                        Held           Value

Bermuda--0.3%

Semiconductors & Semiconductor
Equipment--0.3%

Marvell Technology Group Ltd. (a)(b)                     16,100   $     871,010

Total Common Stocks in Bermuda                                          871,010


Canada--2.3%

Communications
Equipment--2.1%

Sierra Wireless Inc. (a)(e)                             523,300       6,112,144

Software--0.2%

Cognos, Inc. (a)                                         15,300         595,170

Total Common Stocks in Canada                                         6,707,314


Finland--4.3%

Communications
Equipment--4.3%

Nokia Oyj (b)(e)                                        600,300      12,438,216

Total Common Stocks in Finland                                       12,438,216


France--2.2%

Software--2.2%

Business Objects SA (a)(b)                              173,100       6,312,957

Total Common Stocks in France                                         6,312,957


Germany--1.8%

Software--1.8%

SAP AG (b)                                               98,700       5,361,384

Total Common Stocks in Germany                                        5,361,384


India--1.7%

IT Services--1.7%

Infosys Technologies Ltd.                                64,500       5,021,970

Total Common Stocks in India                                          5,021,970


Singapore--0.5%

Electronic Equipment
& Instruments--0.5%

Flextronics International Ltd. (a)                      144,700       1,497,645

Total Common Stocks in Singapore                                      1,497,645


South Korea--3.0%

Electronic Equipment
& Instruments--2.0%

LG.Philips LCD Co., Ltd. (a)(b)(e)                      254,000       5,765,800

Semiconductors & Semiconductor
Equipment--1.0%

Samsung Electronics Co., Ltd.                             4,400       2,852,879

Total Common Stocks in South Korea                                    8,618,679


Taiwan--0.8%

Computers & Peripherals--0.8%

Acer, Inc.                                            1,193,000       2,194,555

Total Common Stocks in Taiwan                                         2,194,555



                                                         Shares
Industry              Common Stocks                        Held           Value

United States--80.0%

Communications
Equipment--11.9%

Cisco Systems, Inc. (a)                                 648,200   $  14,046,494
Corning, Inc. (a)                                        73,100       1,967,121
Ditech Communications Corp. (a)                         300,800       3,143,360
Extreme Networks Inc. (a)                               299,700       1,504,494
Juniper Networks, Inc. (a)(e)                           419,100       8,013,192
NETGEAR, Inc. (a)                                       192,200       3,653,722
QUALCOMM, Inc.                                           43,700       2,211,657
                                                                  -------------
                                                                     34,540,040

Computers & Peripherals--12.1%

Apple Computer, Inc. (a)                                 41,800       2,621,696
Dell, Inc. (a)                                          220,600       6,565,056
EMC Corp. (a)                                         1,047,000      14,270,610
Emulex Corp. (a)                                         78,000       1,333,020
Hewlett-Packard Co.                                      48,500       1,595,650
International Business Machines Corp.                    45,100       3,719,397
Rackable Systems, Inc. (a)                               38,800       2,050,580
SanDisk Corp. (a)                                        24,800       1,426,496
Sun Microsystems, Inc. (a)                              319,500       1,639,035
                                                                  -------------
                                                                     35,221,540

Electronic Equipment
& Instruments--1.1%

Bell Microproducts, Inc. (a)                            507,500       3,126,200

Household Durables--0.5%

Directed Electronics Inc. (a)                            93,100       1,559,425

IT Services--9.3%

Alliance Data Systems Corp. (a)(e)                       94,200       4,405,734
Automatic Data Processing, Inc.                         143,000       6,532,240
Cognizant Technology Solutions
  Corp. (a)                                              53,200       3,164,868
First Data Corp.                                         61,700       2,888,794
Paychex, Inc.                                           242,400      10,098,384
                                                                  -------------
                                                                     27,090,020

Internet & Catalog Retail--3.7%

eBay, Inc. (a)(e)                                       270,700      10,573,542

Internet Software
& Services--7.6%

CNET Networks, Inc. (a)                                 175,100       2,488,171
Digital Insight Corp. (a)                                33,300       1,212,120
Digital River, Inc. (a)                                  48,800       2,128,168
VeriSign, Inc. (a)                                       93,600       2,245,464
Yahoo!, Inc. (a)                                        431,300      13,913,738
                                                                  -------------
                                                                     21,987,661

Media--4.7%

Getty Images, Inc. (a)                                   17,900       1,340,352
Sirius Satellite Radio, Inc. (a)(e)                   1,944,800       9,879,584
XM Satellite Radio Holdings, Inc.
  Class A (a)                                           105,700       2,353,939
                                                                  -------------
                                                                     13,573,875

Pharmaceuticals--0.7%

Discovery Laboratories, Inc. (a)                        271,300       1,988,629



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
Industry              Common Stocks                        Held           Value

United States (continued)

Semiconductors & Semiconductor
Equipment--14.3%

AMIS Holdings, Inc. (a)                                 190,449   $   1,725,468
Analog Devices, Inc.                                     38,900       1,489,481
Cypress Semiconductor Corp. (a)                          97,400       1,650,930
Integrated Device Technology, Inc. (a)                  299,610       4,452,205
Intel Corp.                                             503,400       9,740,790
Linear Technology Corp. (e)                             331,200      11,618,496
Novellus Systems, Inc. (a)                              121,200       2,908,800
Teradyne, Inc. (a)                                       46,400         719,664
Texas Instruments, Inc.                                 158,500       5,146,495
Veeco Instruments, Inc. (a)                              32,200         751,870
Xilinx, Inc.                                             44,200       1,125,332
                                                                  -------------
                                                                     41,329,531

Software--13.3%

Electronic Arts, Inc. (a)                                66,300       3,627,936
Internet Security Systems Inc. (a)(e)                   188,500       4,520,230
Microsoft Corp.                                         430,600      11,716,626
NAVTEQ Corp. (a)                                         40,000       2,026,000
Novell, Inc. (a)                                        298,500       2,292,480
Oracle Corp. (a)(e)                                     334,100       4,573,829
Synopsys, Inc. (a)                                      141,800       3,169,230
TIBCO Software, Inc. (a)                                656,700       5,490,012
Wind River Systems, Inc. (a)                             95,800       1,192,710
                                                                  -------------
                                                                     38,609,053



                                                         Shares
Industry              Common Stocks                        Held           Value

United States (concluded)

Specialty Retail--0.8%

Best Buy Co., Inc.                                       40,300   $   2,253,979

Total Common Stocks in the
United States                                                       231,853,495

Total Common Stocks
(Cost--$280,018,235)--96.9%                                         280,877,225



                                                     Beneficial
Short-Term Securities                                  Interest

Merrill Lynch Liquidity Series, LLC
   Cash Sweep Series I,
   4.56% (c)(f)                                    $  9,994,670       9,994,670

Merrill Lynch Liquidity Series, LLC
   Money Market Series,
   4.75% (c)(d)(f)                                   48,892,800      48,892,800

Total Short-Term Securities
(Cost--$58,887,470)--20.3%                                           58,887,470

Total Investments (Cost--$338,905,705*)--117.2%                     339,764,695
Liabilities in Excess of Other Assets--(17.2%)                     (49,995,266)
                                                                  -------------
Net Assets--100.0%                                                $ 289,769,429
                                                                  =============

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                         $     339,838,660
                                           =================
    Gross unrealized appreciation          $      16,582,484
    Gross unrealized depreciation               (16,656,449)
                                           -----------------
    Net unrealized depreciation            $        (73,965)
                                           =================


(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $   9,522,106      $ 151,454
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(24,511,400)      $  98,543


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of March 31, 2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Statement of Assets and Liabilities

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $46,422,984) (identified cost--$280,018,235)                                                            $   280,877,225
       Investments in affiliated securities, at value (identified cost--$58,887,470)                                   58,887,470
       Foreign cash (cost--$6,317)                                                                                          6,325
       Receivables:
           Securities sold                                                                     $     7,407,086
           Dividends                                                                                   292,054
           Capital shares sold                                                                          16,344
           Securities lending                                                                            8,716          7,724,200
                                                                                               ---------------
       Prepaid expenses                                                                                                    44,048
                                                                                                                  ---------------
       Total assets                                                                                                   347,539,268
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       48,892,800
       Payables:
           Securities purchased                                                                      7,312,756
           Capital shares redeemed                                                                     891,142
           Other affiliates                                                                            247,300
           Investment adviser                                                                          198,069
           Distributor                                                                                 128,472          8,777,739
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              99,300
                                                                                                                  ---------------
       Total liabilities                                                                                               57,769,839
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   289,769,429
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       830,265
       Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    1,285,072
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      451,324
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,064,550
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       19,029
       Paid-in capital in excess of par                                                                             1,488,543,244
       Accumulated investment loss--net                                                        $       (3,830)
       Accumulated realized capital losses--net                                                (1,203,280,163)
       Unrealized appreciation--net                                                                    859,938
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,202,424,055)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   289,769,429
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $67,464,056 and 8,302,654 shares outstanding                               $          8.13
                                                                                                                  ===============
       Class B--Based on net assets of $98,273,067 and 12,850,718 shares outstanding                              $          7.65
                                                                                                                  ===============
       Class C--Based on net assets of $34,421,102 and 4,513,236 shares outstanding                               $          7.63
                                                                                                                  ===============
       Class I--Based on net assets of $88,112,393 and 10,645,499 shares outstanding                              $          8.28
                                                                                                                  ===============
       Class R--Based on net assets of $1,498,811 and 190,292 shares outstanding                                  $          7.88
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Statement of Operations

For the Year Ended March 31, 2006
Investment Income

       Dividends (net of $84,222 foreign withholding tax)                                                         $     1,533,197
       Interest (including $151,454 from affiliates)                                                                      167,821
       Securities lending--net                                                                                             98,543
                                                                                                                  ---------------
       Total income                                                                                                     1,799,561
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,150,956
       Account maintenance and distribution fees--Class B                                            1,136,369
       Transfer agent fees--Class B                                                                    645,716
       Transfer agent fees--Class I                                                                    441,235
       Account maintenance and distribution fees--Class C                                              375,318
       Transfer agent fees--Class A                                                                    339,918
       Transfer agent fees--Class C                                                                    228,908
       Account maintenance fees--Class A                                                               176,712
       Accounting services                                                                             149,898
       Printing and shareholder reports                                                                 70,711
       Custodian fees                                                                                   60,124
       Directors' fees and expenses                                                                     44,487
       Account maintenence and distribution fees--Class R                                                6,447
       Transfer agent fees--Class R                                                                      6,063
       Pricing fees                                                                                      4,651
       Short sale dividend expense                                                                       2,733
       Other                                                                                               551
                                                                                               ---------------
       Total expenses before waiver                                                                  6,840,797
       Waiver of expenses                                                                            (134,993)
                                                                                               ---------------
       Total expenses after waiver                                                                                      6,705,804
                                                                                                                  ---------------
       Investment loss--net                                                                                           (4,906,243)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         29,948,180
           Options written--net                                                                      (494,013)
           Short sales--net                                                                          (512,075)
           Foreign currency transactions--net                                                         (12,401)         28,929,691
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         26,939,108
           Foreign currency transactions--net                                                          (3,264)         26,935,844
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         55,865,535
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    50,959,292
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Statements of Changes in Net Assets
                                                                                                     For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment loss--net                                                                    $   (4,906,243)    $   (6,711,995)
       Realized gain--net                                                                           28,929,691          7,553,721
       Change in unrealized appreciation/depreciation--net                                          26,935,844       (64,037,563)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                              50,959,292       (63,195,837)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (103,178,936)      (214,812,876)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,422              2,351
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (52,218,222)      (278,006,362)
       Beginning of year                                                                           341,987,651        619,994,013
                                                                                               ---------------    ---------------
       End of year*                                                                            $   289,769,429    $   341,987,651
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $       (3,830)    $      (42,741)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Financial Highlights
                                                                                             Class A

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.89   $     7.72    $     4.72   $     7.99   $     9.81
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net**                                          (.09)        (.08)         (.11)        (.09)        (.12)
       Realized and unrealized gain (loss)--net                       1.33++      (.75)++          3.11       (3.18)       (1.70)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.24        (.83)          3.00       (3.27)       (1.82)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     8.13   $     6.89    $     7.72   $     4.72   $     7.99
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             18.00%     (10.75%)        63.56%     (40.93%)     (18.55%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         1.79%        1.94%         1.85%        1.94%        1.67%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        1.84%        1.97%         1.85%        1.94%        1.67%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (1.22%)      (1.14%)       (1.56%)      (1.55%)      (1.30%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   67,464   $   74,023    $  108,969   $   73,949   $  142,697
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            166.14%      191.03%       120.50%       78.42%      165.34%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Financial Highlights (continued)
                                                                                             Class B

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.54   $     7.38    $     4.55   $     7.78   $     9.62
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net**                                          (.14)        (.13)         (.16)        (.13)        (.19)
       Realized and unrealized gain (loss)--net                       1.25++      (.71)++          2.99       (3.10)       (1.65)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.11        (.84)          2.83       (3.23)       (1.84)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     7.65   $     6.54    $     7.38   $     4.55   $     7.78
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             16.97%     (11.38%)        62.20%     (41.52%)     (19.13%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         2.63%        2.77%         2.68%        2.78%        2.47%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        2.67%        2.80%         2.68%        2.78%        2.47%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (2.06%)      (1.98%)       (2.39%)      (2.41%)      (2.10%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   98,273   $  129,911    $  224,281   $  181,756   $  474,172
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            166.14%      191.03%       120.50%       78.42%      165.34%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Financial Highlights (continued)
                                                                                             Class C

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     6.52   $     7.37    $     4.55   $     7.77   $     9.62
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net**                                          (.15)        (.13)         (.16)        (.13)        (.19)
       Realized and unrealized gain (loss)--net                       1.26++      (.72)++          2.98       (3.09)       (1.66)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.11        (.85)          2.82       (3.22)       (1.85)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     7.63   $     6.52    $     7.37   $     4.55   $     7.77
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             17.02%     (11.53%)        61.98%     (41.44%)     (19.23%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         2.67%        2.82%         2.73%        2.85%        2.51%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        2.72%        2.85%         2.73%        2.85%        2.51%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                          (2.10%)      (2.02%)       (2.44%)      (2.48%)      (2.14%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   34,421   $   40,997    $   66,594   $   50,295   $  123,955
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            166.14%      191.03%       120.50%       78.42%      165.34%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Financial Highlights (continued)
                                                                                             Class I

The following per share data and ratios have been derived                          For the Year Ended March 31,
from information provided in the financial statements.                2006         2005         2004         2003        2002
Per Share Operating Performance

       Net asset value, beginning of year                         $     7.00   $     7.82    $     4.77   $     8.06   $     9.86
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment loss--net**                                          (.07)        (.06)         (.09)        (.07)        (.10)
       Realized and unrealized gain (loss)--net                       1.35++      (.76)++          3.14       (3.22)       (1.70)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                 1.28        (.82)          3.05       (3.29)       (1.80)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of year                               $     8.28   $     7.00    $     7.82   $     4.77   $     8.06
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             18.29%     (10.49%)        63.94%     (40.82%)     (18.26%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         1.54%        1.69%         1.60%        1.69%        1.42%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                        1.58%        1.71%         1.60%        1.69%        1.42%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment loss--net                                           (.97%)       (.85%)       (1.31%)      (1.30%)      (1.05%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   88,112   $   95,897    $  219,677   $  144,992   $  272,576
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                            166.14%      191.03%       120.50%       78.42%      165.34%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.

        ** Based on average shares outstanding.

        ++ Includes redemption fee, which is less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Financial Highlights (concluded)
                                                                                             Class R
                                                                                                                  For the Period
                                                                                         For the Year Ended       January 3, 2003
The following per share data and ratios have been derived                                    March 31,              to March 31,
from information provided in the financial statements.                             2006         2005         2004       2003
Per Share Operating Performance

       Net asset value, beginning of period                                    $     6.69    $     7.52   $     4.57   $     4.92
                                                                               ----------    ----------   ----------   ----------
       Investment loss--net**                                                       (.11)         (.09)        (.13)        (.01)
       Realized and unrealized gain (loss)--net                                  1.30++++     (.74)++++         3.08        (.34)
                                                                               ----------    ----------   ----------   ----------
       Total from investment operations                                              1.19         (.83)         2.95        (.35)
                                                                               ----------    ----------   ----------   ----------
       Net asset value, end of period                                          $     7.88    $     6.69   $     7.52   $     4.57
                                                                               ==========    ==========   ==========   ==========

Total Investment Return

       Based on net asset value per share                                          17.79%      (11.04%)       64.55%    (7.11%)++
                                                                               ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                                      2.03%         2.21%        2.10%       2.17%*
                                                                               ==========    ==========   ==========   ==========
       Expenses                                                                     2.07%         2.25%        2.10%       2.17%*
                                                                               ==========    ==========   ==========   ==========
       Investment loss--net                                                       (1.45%)       (1.34%)      (1.81%)     (1.46%)*
                                                                               ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                                $    1,499    $    1,159   $      472   $    --+++
                                                                               ==========    ==========   ==========   ==========
       Portfolio turnover                                                         166.14%       191.03%      120.50%       78.42%
                                                                               ==========    ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Aggregate total investment return.

      ++++ Includes redemption fee, which is less than $.01 per share.

       +++ Amount is less than $1,000.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Shares of Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investement vehicle or amortization cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,957,555 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $12,401 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses, and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. For the year ended March 31, 2006, MLIM waived a portion of its fee. MLIM earned fees of $3,150,956, of which $134,993 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $   785          $  14,364
Class I                                      $    13          $     220


For the year ended March 31, 2006, MLPF&S received contingent deferred sales charges of $52,811 and $3,084 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2006, the Fund lent securities with a value of $7,812,000 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended March 31, 2006, MLIM, LLC received $42,666 in securities lending agent fees.

In addition, MLPF&S received 455,741 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2006.

For the year ended March 31, 2006, the Fund reimbursed MLIM $7,050 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2006 were $516,122,800 and $636,400,373, respectively.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements (continued)


Transactions in call options written for the year ended March 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received
Outstanding call options written,
   beginning of year                              --    $            --
Options written                                1,052            176,164
Options closed                               (1,052)          (176,164)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                    --    $            --
                                     ===============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $103,178,936 and $214,812,876 for the years ended March 31, 2006 and
March 31, 2005, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  461,985    $     3,475,257
Automatic conversion of shares             1,109,308          8,276,839
                                     ---------------    ---------------
Total issued                               1,571,293         11,752,096
Shares redeemed                          (4,015,087)       (30,060,489)
                                     ---------------    ---------------
Net decrease                             (2,443,794)    $  (18,308,393)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  639,993    $     4,427,973
Automatic conversion of shares             1,341,902          9,407,458
                                     ---------------    ---------------
Total issued                               1,981,895         13,835,431
Shares redeemed                          (5,355,506)       (37,252,669)
                                     ---------------    ---------------
Net decrease                             (3,373,611)    $  (23,417,238)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  808,298    $     5,662,057
                                     ---------------    ---------------
Shares redeemed                          (6,658,171)       (46,791,035)
Automatic conversion of shares           (1,173,637)        (8,276,839)
                                     ---------------    ---------------
Total redeemed                           (7,831,808)       (55,067,874)
                                     ---------------    ---------------
Net decrease                             (7,023,510)    $  (49,405,817)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,234,352    $     8,168,322
                                     ---------------    ---------------
Shares redeemed                         (10,323,754)       (68,082,390)
Automatic conversion of shares           (1,407,406)        (9,407,458)
                                     ---------------    ---------------
Total redeemed                          (11,731,160)       (77,489,848)
                                     ---------------    ---------------
Net decrease                            (10,496,808)    $  (69,321,526)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  268,385    $     1,929,316
Shares redeemed                          (2,041,274)       (14,372,378)
                                     ---------------    ---------------
Net decrease                             (1,772,889)    $  (12,443,062)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  241,243    $     1,605,067
Shares redeemed                          (2,989,064)       (19,769,423)
                                     ---------------    ---------------
Net decrease                             (2,747,821)    $  (18,164,356)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  229,373    $     1,775,806
Shares redeemed                          (3,285,646)       (24,928,946)
                                     ---------------    ---------------
Net decrease                             (3,056,273)    $  (23,153,140)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                1,066,631    $     7,411,003
Shares redeemed                         (15,454,518)      (112,084,394)
                                     ---------------    ---------------
Net decrease                            (14,387,887)    $ (104,673,391)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  127,808    $       908,669
Shares redeemed                            (110,700)          (777,193)
                                     ---------------    ---------------
Net increase                                  17,108    $       131,476
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2005                          Shares             Amount

Shares sold                                  289,230    $     1,969,877
Shares redeemed                            (178,902)        (1,206,242)
                                     ---------------    ---------------
Net increase                                 110,328    $       763,635
                                     ===============    ===============



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Notes to Financial Statements (concluded)


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) on Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms. The Fund did not borrow under the credit agreement during the year ended March 31, 2006.


6. Distributions to Shareholders:
As of March 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $              --
Undistributed long-term capital gains--net                           --
                                                      -----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (1,201,158,345)*
Unrealized losses--net                                    (1,265,710)**
                                                      -----------------
Total accumulated losses--net                         $ (1,202,424,055)
                                                      =================

* On March 31, 2006, the Fund had a net capital loss carryforward of $1,201,158,345, of which $14,668,131 expires in 2008,
   $37,623,208 expires in 2009, $918,433,560 expires in 2010,
   $226,710,557 expires in 2011 and $3,722,889 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October currency and capital losses for tax purposes.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 22, 2006



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Manager") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Manager or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's Management Agreement (the "Management Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Manager and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors--In the period prior to the Board meeting to consider renewal of the Management Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Management Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients, such as retail offshore funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Manager, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Management Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and the sub-adviser and their affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by the Manager and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Manager's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail front-end load science and technology funds, excluding outliers, for the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one-year period and in the fourth quintile for the three- and five-year periods. The Board considered that the Manager had agreed to continue its agreement to waive a portion of the Fund's management fee if the Fund's performance significantly lagged its peers for a specified period. Taking into account management's agreement to continue this waiver arrangement and considering the factors described above, the Board concluded that the Fund's performance supported the continuation of the Management Agreement.

The Manager's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio and other research, advisory and management personnel. The Board noted the additional resources made available by the Manager. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Zidar and Mr. Vignola each have more than five years experience in analyzing and investing in equity securities and have been managing the Fund since May 2004. The Board considered that the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Manager to other types of clients with similar investment mandates, such as retail offshore funds. The Board noted that the fees charged to the retail offshore funds were higher than those being charged to the Fund. The Fund's contractual management fee rate and actual management fee rate, as well as its total expenses, were above the median fees and expenses charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio (including the fee waiver agreement) are acceptable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Manager, and the Manager's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds.
As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes that the profits of the Manager and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Manager was voluntarily waiving fees, and that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Management Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Officers and Directors
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years  Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;  177 Portfolios
Princeton,              Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since
                                               2001; President of Princeton Administrators,
                                               L.P. ("Princeton Administrators") since 2001;
                                               Chief Investment Officer of OppenheimerFunds,
                                               Inc. in 1999 and Executive Vice President
                                               thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.




Independent Directors*


Ronald W. Forbes        Director     2000 to   Professor Emeritus of Finance, School of     49 Funds       None
P.O. Box 9095                        present   Business, State University of New York at    50 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 65                                        Urban Institute, Washington, D.C. from
                                               1995 to 1999.


Cynthia A. Montgomery   Director     2000 to   Professor, Harvard Business School since     49 Funds       Newell
P.O. Box 9095                        present   1989; Associate Professor, J.L. Kellogg      50 Portfolios  Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                 (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 53                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to   Self-employed consultant since 2001;         49 Funds       None
P.O. Box 9095                        present   Counsel of Alliance Capital Management       50 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of
Age: 60                                        Sanford C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to 2000;
                                               Secretary, Sanford C. Bernstein Fund, Inc.
                                               from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and
                                               Secretary of SCB Partners, Inc. since 2000; and
                                               Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to   President, Middle East Institute from 1995   49 Funds       None
P.O. Box 9095                        present   to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                     States Foreign Service, from 1961 to 1995 and
NJ 08543-9095                                  Career Minister from 1989 to 1995; Deputy
Age: 70                                        Inspector General, U.S. Department of State,
                                               from 1991 to 1994; U.S. Ambassador to the
                                               Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1998 to   Professor of Finance from 1984 to 1995,      49 Funds       Bowne & Co.,
P.O. Box 9095                        present   Dean from 1984 to 1993 and since 1995        50 Portfolios  Inc. (financial
Princeton,                                     Dean Emeritus of New York University                        printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                         Vornado Realty
Age: 68                                        Administration.                                             Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Officers and Directors (concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years  Director       Director
Independent Directors* (concluded)


Edward D. Zinbarg       Director     1998 to   Self-employed financial consultant since     49 Funds       None
P.O. Box 9095                        present   1994; Executive Vice President of the        50 Portfolios
Princeton,                                     Prudential Insurance Company of America
NJ 08543-9095                                  from 1988 to 1994; Former Director of
Age: 71                                        Prudential Reinsurance Company and former
                                               Trustee of the Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          and       and Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD")
NJ 08543-9011           Treasurer    1999 to   since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990
Age: 45                              present   to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                               Treasurer and Secretary of the IQ Funds since 2004.


Dominic Vignola         Vice         2005 to   Director (Equities) of MLIM since 2006; Vice President of MLIM from 2000 to 2006;
P.O. Box 9011           President    present   Member of MLIM's Global Technology team since 2000.
Princeton,
NJ 08543-9011
Age: 36


Robert Zidar            Vice         2004 to   Director (Equities) of MLIM since 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present   President and Chief Compliance Officer of MLIM (Americas Region) since
Princeton,              Officer                2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director
NJ 08543-9011                                  of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 54                                        Managing Director and Global Director of Compliance at Citigroup Asset
                                               Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                               Management in 2000; Chief Compliance Officer at Prudential Financial from
                                               1995 to 2000; Senior Counsel in the Commission's Securities and Exchange
                                               Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                     FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.                       MARCH 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $38,500
                                    Fiscal Year Ending March 31, 2005 - $38,000

           (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                    Fiscal Year Ending March 31, 2005 - $6,300

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                    Fiscal Year Ending March 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending March 31, 2006 - $3,754,550
               Fiscal Year Ending March 31, 2005 - $10,018,400

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 22, 2006